UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

FireEye, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices, including zip code)

(408) 321-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2015, FireEye, Inc. (“FireEye”) issued a press release and will hold a conference call regarding its financial results for the second quarter ended June 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FireEye is making reference to non-GAAP financial measures in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the press release.

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers.

On July 28, 2015, Michael J. Sheridan informed FireEye of his intention to resign as Senior Vice President and Chief Financial Officer, effective August 3, 2015, in order to accept a position with a private company. FireEye is conducting a search for a new Chief Financial Officer.

On July 28, 2015, Frank Verdecanna, the current Vice President, Finance of FireEye, was appointed as interim Chief Financial Officer of FireEye, effective August 4, 2015. In this role, Mr. Verdecanna will serve as FireEye’s interim principal financial officer and interim principal accounting officer. Mr. Verdecanna, age 44, has served as FireEye’s Vice President, Finance since November 2012. Prior to joining FireEye, Mr. Verdecanna was the Chief Financial Officer of Apptera, Inc., a mobile communications and advertising company, from February 2010 to November 2012. From October 2000 to July 2009, Mr. Verdecanna held various finance positions, most recently as Vice President and Chief Financial Officer, at iPass Inc., a publicly traded global provider of mobility software and services. Mr. Verdecanna holds a B.S. in Business Administration from California Polytechnic State University-San Luis Obispo.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREEYE, INC.

Date: July 30, 2015	By:	/s/ Alexa King
Alexa King
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 30, 2015